SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 of 15(d) of the
Securities Exchange Act of 1934

November 25, 2009
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Date of Report (date of earliest event reported)

American TonerServ Corp.
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Exact name of Registrant as Specified in its Charter

Delaware	333-120688	33-0686105
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State or Other Jurisdiction	Commission File	IRS Employer Identification
of Incorporation	Number	Number

420 Aviation Boulevard, Suite 103, Santa Rosa, California 95403
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Address of Principal Executive Offices, Including Zip Code

(800) 736-3515
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Registrant's Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE.

     On November 25, 2009, American TonerServ Corp. (the "Company") made available to certain of its shareholders a CEO Quarterly Update for the third quarter of 2009. The presentation is in a multimedia format with graphics and an audio discussion. The graphics presentation is attached as Exhibit 99.1 hereto and a transcript of the audio discussion is attached as Exhibit 99.2 hereto. Attached as Exhibit 99.3 hereto is the Company's press release dated November 10, 2009, which is referenced in the presentation. That press release was also included as an exhibit to the Company's Current Report on Form 8-K filed on November 10, 2009. The Company intends to provide a link to the presentation on its website at www. americantonerserv. com in the near future.

     The information in this Item 7.01 and in the exhibits to this report is being furnished and shall not be deemed "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information under Item 7.01 and in exhibits hereto shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

                  (d) Exhibits.

Exhibit
No.	Description

99.1	CEO Third Quarter Update Presentation
99.2	Transcript of Narrative for CEO Quarterly Update
99.3	Press Release Dated November 10, 2009

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

AMERICAN TONERSERV CORP.

Dated: November 25, 2009	By:	/s/ Ryan Vice
Ryan Vice, Chief Financial Officer